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
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT         1.  CONTRACT ID CODE                               PAGE OF PAGES
                                                                      X                                            1
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2.  AMENDMENT/MODIFICATION NO.    3.  EFFECTIVE DATE       4.  REQUISITION/PURCHASE REQ. NO.       5.  PROJECT NO. (IF APPLICABLE)
                   P00060             SEE BLOCK 16C                               81-0135-98
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6.  ISSUED BY                      CODE       N00173       7.  ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE       S1002A

      CONTRACTING OFFICER                                                               DCMC ORLANDO
      NAVAL RESEARCH LABORATORY                                                         3555 MAQUIRE BLVD
      WASHINGTON, DC  20375-5326                                                        ORLANDO, FL  32803-3726            SCD:  C
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8.  NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)       (x)       9A.  AMENDMENT OF SOLICIATION NO.

      SOFTWARE TECHNOLOGY, INC.                                                              9B.  DATED (SEE ITEM 11)
      1225 EVANS ROAD
      MELBOURNE, FL  32904-2314                                                             10A.  MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                    N00014-95-C-2044

                                                                                            10B.  DATED (SEE ITEM 13)
CODE  3R623                                        FACILITY CODE                       X          95 JAN 23
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            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods;

(a) By completing items 5 and 15, and returning ________ copies of the amendment; (b) By acknowleding receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the soliciation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram, or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12.  ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)

SEE                              CONTINUATION                               PAGE
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACT/ORDER      NO.     AS     DESCRIBED     IN     ITEM     14.

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(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

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     B. THE  ABOVE  NUMBERED   CONTRACT/ORDER   IS  MODIFIED  TO  REFLECT  THE
        ADMINISTRATIVE   CHANGES   (SUCH  AS   CHANGES   IN   PAYING   OFFICE,
        APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


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     D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

(X)       H - 6 LEVEL OF EFFORT AND MUTUAL AGREEMENT OF THE PARTIES
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     E.   IMPORTANT:  Contractor  is not, is required to sign this  document and return 2 copies to the issuing office.

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     14.  DESCRIPTION  OF  AMENDMENT/MODIFICATION   (ORGANIZED  BY  UCF  SECTION
          HEADINGS,   INCLUDING   SOLICITATION/CONTRACT   SUBJECT  MATTER  WHERE
          FEASIBLE).

          Any questions concerning this modification should be directed to:

          DONNA M. WASHINGTON Code: 3230.DM 202/767-0667

          Continued on page 2.




Except as provided herein,  all terms and conditions of the document  referenced in item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.
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15A.  NAME AND TITLE OF SIGNER (TYPE OR PRINT)           16a.  NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
      Don F. Riordan                                           Carol Parnell
      Secretary/Treasurer                                      Contracting Officer

------------------------------------------------------------------------------- ---------------------------------------------------


15B.  CONTRACTOR/OFFEROR                                 16B.  UNITED STATES OF AMERICA                     16C.  DATE SIGNED

                                                         BY
15C.  DATE SIGNED

/s/Don F. Riordan                                        /s/Carol Parnell
--------------------------------------                   --------------------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                 (SIGNATURE OF CONTRACTING OFFICER)

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

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


                                                                  CONTRACT NUMBER N00014-95-C-2044
                                                                    MODIFICATION NUMBER P00060
                                                                               PAGE 2

The purpose of this modification is to increase the Level of Effort and extend the Period of Performance.

1.  SECTION B - SUPPLIES/SERVICES OR PRICES is hereby revised and Option 3 is hereby modified as follows:

FROM:

                                                                                                               TOTAL EST COST PLUS
                                                                                                               FIXED FEE
ITEM NO.               SUPPLIES OR SERVICES                              EST. COST             FIXED FEE


0007                   The contractor shall conduct research as          $4,727,394            $359,328        $5,086,722
                       described below and in Section C.

0008                   Reports and Data in accordance with Exhibit A     NSP                   NSP             NSP
                       (DD 1423)

TO:


0007                   The contractor shall conduct research as          $6,475,272            $492,041        $6,967,313.00
                       described below and in Section C.

0008                   Reports and Data in accordance with Exhibit A     NSP                   NSP             NSP
                       (DD 1423)

2.          The amount of Option 3 is hereby increased as follows:

                        From:                               $5,086,722.00
                        Increased by:                       $1,880,591.00
                        To:                                 $6,967,313.00

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



3.          Block 16 of the face page of the contract is revised to read:

                        TOTAL AMOUNT OF THE CONTRACT:  $27,083,188.00

     4. SECTION F - DELIVERIES OR PERFORMANCE is hereby revised to read:

     F-1 The research work under this contract shall be conducted during the period from date of award through 30 April 1998.

     5. INCREMENTAL FUNDING

     This contract is incrementally funded pursuant to the Limitation of Funds clause, FAR 52.232-22. Funds are allotted to the contract in the amount of $25,173,518.00 and it is estimated that they are sufficient for contract performance through 12 March 1998.

     6. SECTION H-6 LEVEL OF EFFORT (5252.216-9706) (DEC 88) is hereby revised to read:

     The Level of Effort for this contract is NOT-TO-EXCEED 26,054.35 hours for the term of the contract

     7. All other terms and conditions remain unchanged.

     G-4 ACCOUNTING AND APPROPRIATION DATA

     The following accounting and appropriation data is applicable to this modification.

     The following data indicates Non-Navy Funding:

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
                            APPROPRIATION AND SUBHEAD
ACRN                       SUPPLEMENTAL ACCOUTING DATA                 AMOUNT

DN      5783600.                          298 6001 671200 0000 63011F 98057L 659901          $28,000.00
        FUNDING DOCUMENT - 44898057L

DU      5783600.                          398 6001 671200 0000 63011F 659901                 $230,000.00
        FUNDING DOCUMENT - 44898161T
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